1
Exhibit
31.1
CERTIFICATION
OF PRINCIPAL
EXECUTIVE
OFFICER
PURSUANT
TO RULES 13A-14(A)
AND 15D-14(A)
UNDER THE
SECURITIES
EXCHANGE
ACT OF
1934, AS AMENDED
I, Ali Mazanderani,
certify that:
1.
I
have
reviewed
this
quarterly
report
on
Form
10-Q
of
Lesaka
Technologies,
Inc.
(“Lesaka”)
for
the
quarter
ended
September 30,
2026;
2.
Based
on
my
knowledge,
this
report does
not contain
any
untrue statement of
a
material fact
or omit
to state
a
material
fact
necessary
to
make
the
statements
made,
in
light of
the
circumstances
under
which
such
statements
were
made,
not
misleading
with respect
to the period
covered
by this report;
3.
Based
on
my
knowledge,
the
financial
statements,
and
other
financial
information included
in
this
report,
fairly present
in
all
material
respects
the
financial
condition,
results
of
operations
and
cash
flows
of
Lesaka
as
of,
and
for,
the
periods
presented
in this
report;
4.
I
am
responsible for
establishing and
maintaining disclosure
controls and
procedures (as
defined in
Exchange
Act
Rules
13a-15(e)
and
15d-15(e))
and
internal control
over
financial
reporting (as
defined
in
Exchange
Act
Rules
13a-15(f)
and
15d-
15(f)) for Lesaka
and have:
(a)
Designed
such
disclosure controls
and
procedures,
or
caused
such
disclosure controls
and
procedures to
be
designed
under
our
supervision,
to
ensure
that
material
information
relating
to
Lesaka,
including
its
consolidated
subsidiaries, is
made
known to
us
by
others
within those
entities,
particularly during
the
period in
which
this
report is
being
prepared;
(b)
Designed
such
internal control
over
financial
reporting, or
caused
such internal control
over
financial reporting
to
be
designed under
our
supervision, to
provide
reasonable
assurance
regarding the
reliability of
financial reporting and
the
preparation
of financial
statements
for external
purposes
in accordance
with generally
accepted
accounting
principles;
(c)
Evaluated
the
effectiveness
of
Lesaka’s
disclosure
controls
and
procedures and
presented
in
this
report our
conclusions about
the
effectiveness
of
the
disclosure controls
and
procedures,
as
of
the
end
of
the
period covered
by
this
report based
on such
evaluation; and
(d)
Disclosed
in
this
report
any
change
in
Lesaka’s
internal control
over
financial
reporting that
occurred
during
Lesaka’s
most
recent
fiscal
quarter that
has
materially affected,
or is
reasonably likely to
materially affect,
Lesaka’s
internal
control over
financial reporting;
and
5.
I
have
disclosed,
based
on
our
most
recent
evaluation
of
internal control
over
financial
reporting, to
Lesaka’s
auditors
and the Audit
Committee
of Lesaka’s
Board of Directors
(or persons
performing
the equivalent
functions):
(a)
All
significant deficiencies
and
material
weaknesses in the
design or operation
of internal
control over
financial
reporting which
are
reasonably likely
to
adversely
affect
Lesaka’s
ability
to
record,
process,
summarize
and
report financial
information;
and
(b)
Any
fraud,
whether
or
not
material,
that
involves
management
or
other
employees
who have
a
significant role
in Lesaka’s
internal control
over financial
reporting.
Date: November
4, 2026
/s/ Ali Mazanderani
Ali Mazanderani
Executive Chairman